SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                              October 20, 1998


               (Date of Report, date of earliest event reported)



                         TITANIUM METALS CORPORATION

             (Exact name of Registrant as specified in its charter)



                  Delaware                0-28538             13-5630895

               (State or other          (Commission         (IRS Employer
                jurisdiction of          File Number)        Identification
                incorporation)                               Number)



             1999 Broadway, Suite 4300, Denver, CO            80202

           (Address of principal executive offices)         (Zip Code)


                               (303) 296-5600

              (Registrant's telephone number, including area code)


                                Not Applicable

             (Former name or address, if changed since last report)

Item 5:   Other Events

     On October 20, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's Third Quarter 1998 earnings.



Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

Item            Exhibit List

No.


          99.1           Press release dated October 20, 1998 issued by
                         Registrant.






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TITANIUM METALS CORPORATION
                              (Registrant)




                              By: /s/ Joan H. Prusse
                                     Joan H. Prusse
                                     Assistant Secretary

Date: October 20, 1998